UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: September 23, 2004

(Date of earliest event reported)

Grande Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware		74-3005133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Carlson Circle, San Marcos, TX	78666
(Address of principal executive offices)	(Zip Code)

512-878-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 23, 2004, Grande Communications Holdings, Inc. issued a press release announcing the delivery of it’s Company presentation at the Jefferies Second Annual Communications and Media Conference in New York on Thursday, September 23, 2004 at 4:00 p.m. Eastern Standard Time. The text of the press release is attached to this report as Exhibit 99.

The information in this Item 8.01 and Exhibit 99 attached hereto and incorporated herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by Grande Communications Holdings, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

Date: September 23, 2004	By:	/s/ William E. Morrrow
William E. Morrrow
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Name of Exhibit
99	Grande Communications Holdings, Inc. Press Release Dated September 23, 2004.

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